John Hancock
Patriot
Select
Dividend Trust

SEMI
ANNUAL
REPORT

12.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21


Dear Fellow Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy would rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
modest growth of
capital, by invest-
ing in a diversified
portfolio of
dividend-paying
preferred and
common equity
securities. The
Fund will nor-
mally invest more
than 65% of its
total assets in
securities of com-
panies in the
utilities industry.

Over the last six months

* Market conditions were volatile as investors grappled with a weak economy, the events of September 11 and hopes for a rebound in 2002.

* High yields and dividends helped preferred stocks weather the slowing economy.

* The portfolio's focus on high-quality companies served it well.


[Bar chart with heading "John Hancock Patriot Select Dividend Trust." Under the heading is a note that reads "Fund performance for the six months ended December 31, 2001." The chart is scaled in increments of 0.5% with 0.0% at the bottom and 1.0% at the top. The first bar represents the 0.14% total return for Class A. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]


Top 10 holdings

 4.3%   El Paso Tennessee Pipeline Co., 8.25%, Ser A
 2.8%   CH Energy Group
 2.6%   DTE Energy
 2.5%   Lehman Brothers Holdings, Inc., 5.67%, Dep. Shares, Ser D
 2.4%   FleetBoston Financial Corp., 6.75%, Dep. Shares, Ser VI
 2.4%   Puget Sound Energy, Inc., 7.45%, Ser II
 2.4%   Sierra Pacific Power Co., 7.80%, Ser I (Class A)
 2.3%   USA Education, Inc., 6.97%, Ser A
 2.3%   South Carolina Electric & Gas Co., 6.52%
 2.3%   HSBC USA, Inc. $2.8575

As a percentage of net assets on December 31, 2001.



MANAGERS'
REPORT

BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Select Dividend Trust

The last six months of 2001 were marked by volatility for preferred stocks and utility common stocks -- the two main areas of focus for John Hancock Patriot Select Dividend Trust. Preferred stocks performed reasonably well from July through early September as the Federal Reserve Board lowered interest rates to help boost the economy. Because of their relatively high dividends, preferred stocks tend to rally like bonds when interest rates fall. In mid-September, the tragic attacks on the World Trade Center and the Pentagon caused the stock market to suffer a dramatic sell-off that no stock group -- including preferred stocks -- could escape. From late September through December, the Fed continued to act aggressively to steady global markets and prevent an economic slowdown from worsening, by cutting interest rates to their lowest levels in 40 years. Preferred stocks rallied along with the overall stock market, although their gains weren't as sizable as some faster-growing segments of the market. Preferreds went into a bit of a funk in December even though the Fed made another rate cut. An evolving consensus that an economic rebound was just around the corner, and that the Fed was at or near the end of its current cycle of cutting rates, prompted investors to gravitate from the more defensive segments of the market into more economically sensitive groups.

"The last six months of
 2001 were marked by
 volatility for preferred
 stocks and utility com-
 mon stocks..."

UTILITY COMMON STOCKS FADE

Utility common stocks spent most of the period in a valiant struggle against the many elements that were stacked against them. Conditions were tough in July and August when a couple of utility companies warned that their earnings growth would be weaker than expected, casting a pall over the entire group and prompting a wave of profit-taking. September's market downturn in the aftermath of the terrorist attacks didn't spare utility stocks. And the same gravitation toward growth stocks that muted preferred stocks' returns in October and November hurt utility common stocks as well. The collapse of energy-trading company Enron also was a major drag on utility stocks -- both common and preferred -- in the final weeks of the year. The company, once one of the nation's largest companies and a major component of the Dow Jones Utility Average, filed for bankruptcy in December as investors lost confidence in the company's financial reporting.

[A photo at top right side of page of Team leader Greg Phelps.]

"Our holdings were over
 whelmingly tilted toward
 investment-grade securi-
 ties, which outpaced their
 below-investment-grade
 counterparts..."

FUND PERFORMANCE

For the six months ended December 31, 2001, John Hancock Patriot Select Dividend Trust returned 0.14% at net asset value. By comparison, the Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned -16.63%, and the broad market, as measured by the Standard & Poor's 500 Index, returned -5.56%.

HIGH-QUALITY FOCUS HELPS

Given the volatile nature of the markets during the past six months, the portfolio's emphasis on high-quality investments aided performance. Our holdings were overwhelmingly tilted toward investment-grade securities, which outpaced their below-investment-grade counterparts due to concerns that the latter would struggle during weakening economic conditions.

Thanks to our high-quality focus -- which is driven by our research process and emphasis on good company fundamentals -- we completely avoided the collapse of Enron, never having held the stock in the Fund. Our long-term commitment to well-managed, regionally based transmission and distribution companies served us well. CH Energy Group, for example, performed reasonably well thanks to the company's location in an attractive service territory north of New York City, to its commitment to a consistent dividend and last, but not least, to its demonstrable earnings growth. Other good regional performers included those with higher-than-average dividends, including DTE Energy, which benefited from its recent acquisition of a natural gas distributor, and OGE Energy, one of the lowest-cost electric generators in the country.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Utilities 70%, the second is Oil & gas 7%, the third Broker services 7%, the fourth Finance 6% and the fifth
Banks-U.S. 5%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into three sections (from top to left): Preferred stocks 65%, Common stocks 33%, and Short-term investments 2%.]

CUSHION AGAINST THE VOLATILITY

Another factor that worked in our favor was our relatively large weighting in "cushion" preferred stocks, whose higher-than-average dividends help cushion their share prices during difficult market environments. High-yielding preferreds, such as telephone service provider TDS Capital, performed relatively well thanks to strong demand from yield-hungry investors. The TDS preferred stock we own offers yields in excess of 8%, which was very high compared with yields offered by money markets, U.S. Treasury bonds and other fixed-income investments. Similar trends helped boost our holdings in Grand Metropolitan Delaware, which offered a yield of 9.42%. Another preferred that performed well was student loan provider USA Education. Its 6.97% coupon and good financial results attracted investors.


One of our biggest detractors during the period was the common stock of electric provider Western Resources, which performed poorly when a couple of regulatory rulings went against the company and put in jeopardy its planned merger with Public Service of New Mexico.

"...we believe that utility
 stocks can perform better
 than they have during pre-
 vious economic upturns..."

[Table at bottom of left hand column entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is CH Energy Group followed by an up arrow with the phrase "Consistently high dividend attracts attention." The second listing is USA Education followed by an up arrow with the phrase "Falling interest rates boost financial results." The third listing is Western Resources followed by a down arrow with the phrase "Unfriendly regulatory actions cast doubt about planned merger."]

OUTLOOK

By the end of 2001, Treasury bond yields had moved significantly higher, reflecting investors' concerns that the Fed was close to finishing cutting interest rates. The stock market rally in November and December -- and the slump in utility stocks -- added further credence to the notion that many investors believed the economy was on the mend. However, we believe that utility stocks can perform better than they have during previous economic upturns, which typically favor faster-growing stocks. Our belief is based on the fact that most utilities have attractive earnings growth prospects, and their stocks are priced lower than they have been in decades from a price-to-earnings perspective. So the sector looks cheap relative to other industry sectors. Furthermore, we believe that 2001 served as a useful reminder for shareholders about the importance of diversification. Because of that, we don't think that utility stocks will be left out in the cold even if the economy were to enjoy a quick and sharp rebound. As for preferreds, we'll focus on those that are selling below par and on cushion preferreds, both of which should help immunize the portfolio from rising interest rates as the economy strengthens.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2001
(unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES    ISSUER                                                                                           VALUE
PREFERRED STOCKS 65.23%                                                                                  $141,709,745
(Cost $144,537,436)

Agricultural Operations 1.46%                                                                              $3,180,000
 40,000   Ocean Spray Cranberries, Inc., 6.25%, Ser A (R)                                                   3,180,000

Banks -- United States 4.67%                                                                               10,143,990
 99,000   FleetBoston Financial Corp., 6.75%,
          Depositary Shares, Ser VI                                                                         5,148,990
108,000   HSBC USA, Inc., $2.8575                                                                           4,995,000

Broker Services 6.21%                                                                                      13,484,882
116,400   Bear Stearns Companies, Inc., 5.49%, Ser G                                                        4,481,400
129,689   Lehman Brothers Holdings, Inc., 5.67%,
          Depositary Shares, Ser D                                                                          5,317,249
 13,000   Lehman Brothers Holdings, Inc., 5.94%, Ser C                                                        559,000
107,650   Merrill Lynch & Co., Inc., 9.00%,
          Depositary Shares, Ser A                                                                          3,127,233

Diversified Operations 0.38%                                                                                  832,320
 30,600   Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                                                 832,320

Finance 5.95%                                                                                              12,914,720
 44,000   Citigroup, Inc., 6.213%, Ser G                                                                    2,156,000
 92,400   Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                                 4,333,560
 56,000   Household International, Inc., 7.50%,
          Depositary Shares, Ser 2001-A                                                                     1,350,160
100,000   USA Education, Inc., 6.97%, Ser A                                                                 5,075,000

Leasing Companies 1.18%                                                                                     2,567,250
105,000   AMERCO, 8.50%, Ser A                                                                              2,567,250

Media 1.60%                                                                                                 3,465,420
 53,500   Shaw Communications, Inc., 8.45%, Ser A (Canada)                                                  1,187,700
102,600   Shaw Communications, Inc., 8.50% (Canada)                                                         2,277,720

Oil & Gas 6.95%                                                                                            15,100,094
 25,900   Anadarko Petroleum Corp., 5.46%, Depositary Shares                                                2,136,750
 40,174   Apache Corp., 5.68%, Depositary Shares, Ser B                                                     3,485,094
 51,500   Devon Energy Corp., 6.49%, Ser A                                                                  4,918,250
 40,000   Lasmo America Ltd., 8.15% (R)                                                                     4,560,000

Utilities 36.83%                                                                                           80,021,069
225,000   Alabama Power Co., 5.20%                                                                          4,871,250
 40,000   Baltimore Gas & Electric Co., 6.99%, Ser 1995                                                     4,180,000
 44,240   Boston Edison Co., 4.25%                                                                          2,875,600
 58,000   Coastal Finance I, 8.375%                                                                         1,447,100
183,500   El Paso Tennessee Pipeline Co., 8.25%, Ser A                                                      9,248,400
 70,000   Energy East Capital Trust I, 8.25%                                                                1,766,800
 87,100   Entergy Gulf States Capital 1, 8.75%, Ser A                                                       2,173,145
 25,000   Florida Power & Light Co., 6.75%, Ser U                                                           2,531,250
 50,000   Hawaiian Electric Industries Capital Trust I, 8.36%                                               1,255,000
 15,000   Indianapolis Power & Light Co., 5.65%                                                               930,000
 13,500   Massachusetts Electric Co., 6.99%                                                                 1,404,000
 29,800   MCN Michigan, L.P., 9.375%, Ser A                                                                   762,582
 45,000   Monongahela Power Co., 7.73%, Ser L                                                               4,747,500
 50,500   Montana Power Co., $6.875                                                                         4,368,250
 48,000   PSI Energy, Inc., 6.875%                                                                          4,752,000
 14,625   Public Service Electric & Gas Co., 6.92%                                                          1,477,125
205,140   Puget Sound Energy, Inc., 7.45%, Ser II                                                           5,128,500
205,600   Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                                  5,119,440
 50,000   South Carolina Electric & Gas Co., 6.52%                                                          5,062,500
 59,000   Southern Union Financing I, 9.48%                                                                 1,486,800
196,700   TDS Capital Trust I, 8.50%                                                                        4,929,302
 70,500   TDS Capital Trust II, 8.04%                                                                       1,748,400
102,000   TXU Electric Co., $1.875, Depositary Shares, Ser A                                                2,550,000
 29,200   TXU Electric Co., $7.98                                                                           3,102,500
 10,500   Virginia Electric & Power Co., $6.98                                                              1,073,625
 10,000   Virginia Electric & Power Co., $7.05                                                              1,030,000


COMMON STOCKS 33.07%                                                                                       71,859,491
(Cost $66,744,613)

Utilities 33.07%                                                                                           71,859,491
158,000   Alliant Energy Corp.                                                                              4,796,880
139,800   CH Energy Group, Inc.                                                                             6,077,106
 46,000   Dominion Resources, Inc.                                                                          2,764,600
 99,000   DPL, Inc.                                                                                         2,383,920
133,900   DTE Energy Co.                                                                                    5,615,766
 60,000   Duke Energy Corp.                                                                                 2,355,600
232,000   Energy East Corp.                                                                                 4,405,680
125,000   Great Plains Energy, Inc.                                                                         3,150,000
129,000   KeySpan Corp.                                                                                     4,469,850
196,800   Montana Power Co.                                                                                 1,131,600
 91,000   NSTAR                                                                                             4,081,350
205,000   OGE Energy Corp.                                                                                  4,731,400
  2,613   Potomac Electric Power Co.                                                                           58,975
 54,000   Progress Energy, Inc.                                                                             2,431,620
 20,000   Progress Energy, Inc. (Contigent Value Obligation)                                                    9,000
170,500   Puget Energy, Inc.                                                                                3,732,245
 84,700   Reliant Energy, Inc.                                                                              2,246,244
271,500   Sierra Pacific Resources                                                                          4,086,075
146,750   TECO Energy, Inc.                                                                                 3,850,720
118,000   UtiliCorp United, Inc.                                                                            2,970,060
 83,000   Western Resources, Inc.                                                                           1,427,600
 48,000   WPS Resources Corp.                                                                               1,754,400
120,000   Xcel Energy, Inc.                                                                                 3,328,800

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                           RATE        (000S OMITTED)         VALUE
SHORT-TERM INVESTMENTS 1.39%                                                                               $3,017,860
(Cost $3,017,860)

Commercial Paper 1.39%                                                                                      3,017,860
Chevron USA, Inc., Due 01-02-02                                                  1.67%         $3,018       3,017,860

TOTAL INVESTMENTS 99.69%                                                                                 $216,587,096

OTHER ASSETS AND LIABILITIES, NET 0.31%                                                                      $668,253

TOTAL NET ASSETS 100.00%                                                                                 $217,255,349

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,740,000 or 3.56% of net assets as of December 31, 2001.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2001
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost -- $214,299,909)                      $216,587,096
Cash                                                                      678
Dividends receivable                                                  948,814
Other assets                                                           41,810

Total assets                                                      217,578,398

LIABILITIES
Auction Market Preferred Shares Stock (AMPS) Series A
  dividends payable                                                     3,155
Payable to affiliates                                                 224,535
Other payables and accrued expenses                                    95,359

Total liabilities                                                     323,049

NET ASSETS

AMPS without par value, unlimited number of shares of
  beneficial interest authorized, 700 shares issued,
  liquidation preference of $100,000 per share                     70,000,000
Common shares -- without par value, unlimited number
  of shares of beneficial interest authorized, 9,885,027
  shares outstanding                                              141,701,513
Accumulated net realized gain on investments                        1,752,730
Net unrealized appreciation of investments                          2,287,187
Undistributed net investment income                                 1,513,919

Net assets applicable to common shares
  ($14.90 per share based on 9,885,027
  common shares outstanding)                                      147,255,349

Net assets                                                       $217,255,349

See notes to
financial statements.



OPERATIONS

For the period ended
December 31, 2001
(unaudited)1

This Statement
of Operations
summarizes the
Fund's invest-
ment income
earned and
expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                         $7,254,586
Interest                                                              43,529

Total investment income                                            7,298,115

EXPENSES
Investment management fee                                            881,217
Administration fee                                                   165,228
DARTS and auction fee                                                 99,596
Custodian fee                                                         30,946
Printing                                                              30,808
Auditing fee                                                          30,509
Transfer agent fee                                                    18,581
Miscellaneous                                                         14,414
Trustees' fee                                                          5,175
Legal fee                                                              1,208

Total expenses                                                     1,277,682

Net investment income                                              6,020,433

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                    (134,079)
Change in net unrealized appreciation of investments              (4,947,638)

Net realized and unrealized loss                                  (5,081,717)

Increase in net assets from operations                               938,716
Distribution to AMPS                                                (898,414)

Net increase in net assets applicable
to common shareholders resulting from
operations, less AMPS distributions                                  $40,302

1 Semiannual period from 7-01-01 through 12-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the  previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
due to the sale
of common
shares.
                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   6-30-01         12-31-01 1

INCREASE IN NET ASSETS
From operations

Net investment income                          $12,367,432       $6,020,433

Net realized gain (loss)                         1,940,756         (134,079)
Change in net unrealized
  appreciation (depreciation)                   13,945,997       (4,947,638)

Increase in net assets resulting
  from operations                               28,254,185          938,716

Distributions to shareholders

AMPS preferred shares                           (3,116,100)        (898,414)
Common shares
  From net investment income                   (10,674,502)      (5,337,385)
                                               (13,790,602)      (6,235,799)

NET ASSETS
Beginning of period                            208,088,849      222,552,432

End of period 2                               $222,552,432     $217,255,349

1 Semiannual period from 7-01-01 through 12-31-01. Unaudited.

2 Includes undistributed net investment income of $1,729,285 and $1,513,919, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           6-30-97     6-30-98     6-30-99     6-30-00     6-30-01    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
  of period                                             $15.05      $15.60      $17.07      $16.00      $13.97      $15.43
Net investment income 2                                   1.42        1.38        1.26        1.27        1.34        0.61
Net realized and unrealized gain
  (loss) on investments                                   0.65        1.62       (0.80)      (1.91)       1.52       (0.51)
Total from investment operations                          2.07        3.00        0.46       (0.64)       2.86        0.10
Less distributions
Dividends to AMPS shareholders                           (0.28)      (0.29)      (0.29)      (0.31)      (0.32)      (0.09)
Distributions to common shareholders
  from net investment income                             (1.24)      (1.24)      (1.13)      (1.08)      (1.08)      (0.54)
Distributions to common shareholders
  in excess of net investment income                        --          --       (0.11)         --          --          --
                                                         (1.52)      (1.53)      (1.53)      (1.39)      (1.40)      (0.63)
Net asset value, end of period                          $15.60      $17.07      $16.00      $13.97      $15.43      $14.90
Per share market value,
  end of period                                         $14.31      $15.50      $13.81      $12.38      $14.80      $14.75
Total return at market value 3 (%)                        9.38       17.26       (3.56)      (2.46)      29.40        3.35

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common
  shares, end of period (in millions)                     $154        $169        $159        $138        $153        $147
Ratio of expenses to average
  net assets 4 (%)                                        1.81        1.68        1.72        1.74        1.77        1.71
Ratio of net investment income
  to average net assets 5 (%)                             9.33        8.38        7.51        8.57        8.22        8.04
Portfolio turnover (%)                                      47          41          30          20          13           8

SENIOR SECURITIES
Total AMPS outstanding
  (000s omitted)                                       $70,000     $70,000     $70,000     $70,000     $70,000     $70,000
Asset coverage per unit 6                             $318,281    $338,876    $329,508    $299,106    $316,086    $305,322
Involuntary liquidation
  preference per unit 7                               $100,000    $100,000    $100,000    $100,000    $100,000    $100,000
Approximate market value
  per unit 7                                          $100,000    $100,000    $100,000    $100,000    $100,000    $100,000

1 Semiannual period from 7-01-01 through 12-31-01. Unaudited.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment.

4 Ratios calculated on the basis of expenses applicable to the common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.24%, 1.18%, 1.21%, 1.18%, 1.21% and 1.16%, respectively.

5 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares.
  Without the exclusion of preferred shares, the ratio of net investment income would have been 6.36%, 5.86%, 5.28%, 5.79%, 5.61% and 5.47%, respectively.

6 Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation
  Date.

7 Plus accumulated and unpaid dividends.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Auction Market preferred shares (AMPS) Series A

Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 1.62% to 3.01% during the period ended December 31, 2001.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and common shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock
Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly net assets.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.


                                       YEAR ENDED 6-30-01          PERIOD ENDED 12-31-01 1
                                  SHARES           AMOUNT        SHARES           AMOUNT
Beginning of period           9,885,027      $141,818,941     9,885,027     $141,701,513
Reclassification of
  capital accounts                   --          (117,428)           --               --
End of period                 9,885,027      $141,701,513     9,885,027     $141,701,513

1 Semiannual period from 7-01-01 through 12-31-01. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2001, aggregated $20,036,534 and $18,040,144, respectively.

The cost of investments owned at December 31, 2001 (including short-term investments) for federal income tax purposes was $214,351,297. Gross unrealized appreciation and depreciation of investments aggregated $12,276,199 and $10,040,400, respectively, resulting in net unrealized appreciation of $2,235,799. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

On November 20, 2001, the Trustees approved the following investment policy change effective December 15, 2001: Under normal circumstances the Fund will invest at least 80% of its net assets in dividend-paying securities. "Net assets" is defined as net assets plus borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that the preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as Plan Agent for the common shareholders unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such a dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Select
Dividend Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
John A. Moore
Patti McGill Peterson
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT FOR COMMON SHAREHOLDERS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
DIV

For shareholder assistance
refer to page 18


HOW TO
CONTACT US

On the Internet                       www.jhfunds.com

By regular mail                       State Street Bank and Trust Company
                                      P.O. Box 8200
                                      Boston, MA 02266-8200

Customer service representatives      1-800-426-5523

24-hour automated information         1-800-843-0090



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1-800-843-0090

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